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                                                                    Exhibit 10.2

                               Extension Agreement

      Shen Bao Zi (9) No

      Party A: Shenzhen City Bao An County External Trading Company in corporation with Bao An County Concord H.G. Electronic Manufacturer.

      Party B:  Concord Camera H.K. Ltd.

      The original Bao Qing Xie Zi (86) No 507 Agreement entered by the two parties expired on 28 October 1991. As there was good cooperation in the discharge of the original Agreement by both parties and in order to further expand the production development, following friendly negotiations the two parties hereby agree to extend the terms of the original Agreement for 5 years to 28 October 1996, with all the provisions of the original Agreement remaining unchanged, and incorporation of the following provisions:

      1. Fixed work payment adjusted to 13 Hong Kong Dollars per square meter.

      2. Labour wages Payment adjusted to 600 Hong Kong Dollars monthly per head.


         Party A:                                       Party B: Morris Tso

         Representative:                                Representative:


      Factory of Party A: Zhong Qiang

                                                                    22 June 1991

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                         Approval of Agreement Extension

                                              (91) Shen Bao Wai Yin Xu Zi No 290


      Approval is hereby given to the Bao Qing Xie Xu Zi (91) No 136 extension Agreement entered between Concord H.G. Electronic Factory and Concord Camera H.K. Ltd. on 24 June 1991. All the provisions of the original Shen Long Wai Qing Xie Zi (86) No 507 Agreement shall remain unchanged. The extension is 5 years and expires on 28 October 1996.

                                                 Bao An County External Economic
                                                                    24 June 1991

cc:   Wen Jin Dao sub-customs               Shenzhen Branch, Bank of China
      Shenzhen Municipal Port Office        Bao An County External Trade Compay